UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VERIZON COMMUNICATIONS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

002CSP0022 www.envisionreports.com/vz Step 1: Go to www.envisionreports.com/vz to view the materials Step 2: Click on Cast Your Vote or Request Materials Step 3: Follow the instructions on the screen to log in Vote online Go to www.envisionreports.com/vz Or scan the QR code with your smartphone Follow the steps outlined on the secure website 01RVLE + + Important Notice Regarding the Availability of Proxy Materials for the Verizon Communications Inc. Annual Meeting of Shareholders to be Held on Thursday, May 1, 2014 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of Shareholders are available online. Follow the instructions below to view the materials and vote online or request a copy of the materials. The items to be voted on and directions to the annual meeting are on the reverse side of this notice. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you online. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: _ Easy Online Access — A Convenient Way to View Proxy Materials and Vote Step 4: Select your delivery preferences and vote When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before April 21, 2014 to facilitate timely delivery. . IMPORTANT ANNUAL MEETING INFORMATION Notice of 2014 Annual Meeting of Shareholders Admission Ticket Verizon Communications Inc. 2014 Annual Meeting Admission Ticket May 1, 2014, 10:30 a.m. Local Time Sheraton Phoenix Downtown 340 N. 3rd Street Phoenix, Arizona 85004 Upon arrival, please present this admission ticket at the registration desk. 1234 5678 9012 345 NNNNNNNNNNNN NNNNNNNNN NNNNNN C 1234567890 C O Y 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted online, by email or by telephone. Email copies: Current and future email delivery requests can be submitted online or by email. If you request an email copy of current meeting materials, you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side of this notice when requesting meeting materials. g Online – Go to www.envisionreports.com/vz. Click on Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit an instruction to receive a paper copy for future meetings. g Email – Send an email to investorvote@computershare.com with “Proxy Materials Verizon” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse side of this notice, and specify in the email whether you want a paper or email copy of current meeting materials. You can also state your preference to receive a paper or email copy for future meetings. To facilitate timely delivery, all requests for a copy of the current meeting materials must be received by April 21, 2014. From Phoenix Sky Harbor International Airport: Merge onto I-10 West toward Downtown/AZ-51/Phoenix. Take exit 145A for 7th Street. Turn left onto 7th Street and move immediately to the right lane. Travel 0.2 miles and turn right onto Roosevelt Street. Travel 0.3 miles and turn left onto 3rd Street. The hotel will be on the right. From the North: Take AZ-51 South to I-10 West toward Downtown/AZ-51/Phoenix. Follow directions from Phoenix Sky Harbor International Airport. From the East: Take the Loop 202 Freeway and merge onto I-10 West toward Downtown/AZ-51/Phoenix. Follow directions from Phoenix Sky Harbor International Airport. From the West: Take I-10 East toward Tucson. Take exit 145 for 7th Street. Follow directions from Phoenix Sky Harbor International Airport. Parking is available in the parking garage attached to the hotel. We will validate your parking ticket so that there will be no charge for parking. . Notice of 2014 Annual Meeting of Shareholders The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3 and 4: 1. Election of Directors 2. Ratification of Appointment of Independent Registered Public Accounting Firm 3. Advisory Vote to Approve Executive Compensation 4. Proposal to Implement Proxy Access The Board of Directors recommends a vote AGAINST the following proposals: 5. Network Neutrality 6. Lobbying Activities 7. Severance Approval Policy 8. Shareholder Right to Call a Special Meeting 9. Shareholder Right to Act by Written Consent 10. Proxy Voting Authority 11. Interim Vote Reports PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. 01RVLE Directions to the Verizon Communications Inc. 2014 Annual Meeting Verizon Communications Inc. 2014 Annual Meeting of Shareholders will be held on Thursday, May 1, 2014, 10:30 a.m. Local Time at the Sheraton Phoenix Downtown, 340 N. 3rd Street, Phoenix, Arizona 85004. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. I-10 7th Street I-17 AZ-51 3rd Street 7th Avenue Van Buren St. Roosevelt St. To Loop 202 E. Sky Harbor Blvd. Phoenix Sky Harbor International Airport I-10 Sheraton Phoenix Downtown